EXHIBIT 4
SEVERN BANCORP, INC.

                                                                                                                                                               Shares
No.

ANNAPOLIS, MARYLAND
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

CUSIP: 81811M 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS
AND APPLICABLE RESTRICTIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF SEVERN BANCORP, INC.
(the “Corporation”), a corporation chartered under the laws of the State of Maryland.

The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder of records hereof, in person or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed.   This certificate is not valid until countersigned and registered by the Corporation’s transfer agent and registrar. This security is not a deposit or savings account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be affixed hereto.

Dated:

By:____________________
      SECRETARY  [SEAL]                       By:________________________________
                                                  PRESIDENT

SEVERN BANCORP, INC.

The Corporation will furnish to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series or class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preferences thereof and of any subsequent series of any preferred or special class.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	- _________ Custodian __________
			(Cust)	(Minor)
TEN ENT	- as tenants by the entireties
Under Uniform Gifts to Minors Act
JT TEN	- as joint tenants with right
	of survivorship and not as			________________
	tenants in common			(State)

Additional abbreviations may also be used though not in the above list

For value received,________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________

_____________________________________________________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)
_____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________Shares of

the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________ X______________________________________________

SIGNATURE(S) GUARANTEED:
    __
_________________________________________________________________
NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

___________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED IN RULE 17Ad·15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.